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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                        Date of report: January 29, 2002
                        (Date of earliest event reported)



                       PHILIPS INTERNATIONAL REALTY Corp.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


              000-23463                                13-3963667
         (Commission File No.)                       (I.R.S. Employer
                                                    Identification No.)


                                417 Fifth Avenue
                            New York, New York 10016
               (Address of principal executive offices; zip code)

                                 (212) 545-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        ( c ) The Company hereby furnishes the following exhibit:

         99.1 News Release dated January 29, 2002, in which the Company announced a delay in the completion of its plan of liquidation resulting from Kmart's bankruptcy filing and possible reduction of the remaining projected liquidating distributions.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 1, 2002



                                            PHILIPS INTERNATIONAL REALTY CORP.
                                                  (Registrant)


                                            By:    /s/ Carl Kraus
                                                -------------------------------
                                                     Carl Kraus
                                                     Chief Financial Officer

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Exhibit      Document
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99.1         News Release dated January 29, 2002, in which the Company
             announced a delay in the completion of its plan of liquidation resulting from Kmart's bankruptcy filing and possible reduction of the remaining projected liquidations.